UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Smith Barney Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

FUNDS, INC.

U.S. GOVERNMENT

SECURITIES FUND

CLASSIC SERIES   |   SEMI-ANNUAL REPORT   |   JUNE 30, 2004

NOT FDIC INSURED  •  NOT BANK GUARANTEED  •  MAY LOSE VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The bond markets pulled back over the last six months amid signs of a strengthening economy, renewed inflationary pressures, and rising interest rates. In general, returns on most sectors of the fixed-income market were flat to slightly negative. (As you know, bond prices typically decline as interest rates rise). Since January 1, 2004, the yield on the benchmark 30-year Treasury bond jumped from 5.07% to end June at 5.29%, settling back from a peak of 5.56% in May. Meanwhile, the Treasury bond’s total return over the entire six months was slightly negative.

As widely anticipated over recent months, the Federal Reserve Bank (“Fed”) at the end of June raised its federal funds ratei target to 1.25% from 1.00%, which had been its lowest level in more than 40 years. Although the market fully expected the 25 basis-pointii hike in the federal funds rate, the wording of the statement following the meeting still generated some anxiety. The Fed reiterated that it would increase rates “at a pace that is likely to be measured” but added, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

The U.S. economy’s quarterly pace of growth continued to advance over the period at a rate that significantly exceeded levels in early 2003.iii Even the U.S. labor market, which generated lackluster results throughout 2003, grew significantly over the period.iv Given the combination of strong gross domestic product (“GDP”)v results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders. However, investors’ reaction to the progress of the recovery generated more pronounced concerns about the prospects of rising interest rates.

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Concerns about a rising-rate environment exerted pressure on prices of U.S. Treasury bonds, causing their yields to rise sharply, particularly in April. In general, mortgage-backed securities and U.S. Agencies held up slightly better than 10-year U.S. Treasuries on a total return basis over the six-month period.vi Short-term U.S. Treasury bills finished in slightly positive territory, also outperforming U.S. Treasury bonds (whose prices are more sensitive to interest rate movements than shorter-term Treasuries due to the bonds’ longer maturities).

Performance Review

Within this environment, the fund performed as follows: For the six months ended June 30, 2004, Class A shares of the Smith Barney Barney Funds, Inc. — U.S. Government Securities Fund, excluding sales charges, returned 0.33%. In comparison, the fund’s unmanaged benchmark, the Lehman Brothers Mortgage-Backed Securities Indexvii returned 0.77% for the same period. The fund’s Lipper U.S. mortgage funds category average returned 0.41%.1

PERFORMANCE SNAPSHOT

AS OF JUNE 30, 2004

(excluding sales charges)

6 Months

U.S. Government Securities Fund — Class A Shares	0.33%

Lehman Brothers Mortgage-Backed Securities Index	0.77%

Lipper U.S. Mortgage Funds Category Average	0.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.11% and Class C shares returned –0.09% and Class Y shares returned 0.43% over the six months ended June 30, 2004.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2004, calculated among the 81 funds in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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Special Shareholder Notice

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 20, 2004

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Keep in mind, bond and mortgage-related securities are subject to interest rate and market risks. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the fund’s portfolio, not in the fund’s shares. Please note that the fund’s shares are not guaranteed by the U.S. government or its agencies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
ii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
iii	Source: Based upon gross domestic product data from the Bureau of Economic Analysis.
[i]v	Based upon data from the U.S. Department of Labor.
[v]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
vi	Based upon data from Lehman Brothers based upon the respective returns of Lehman sub-indices for each respective class of fixed-income securities. The indices used as sources include the Lehman Brothers U.S. Treasury, U.S. Mortgage-Backed Securities Fixed Rate, Corporate (investment-grade) and U.S. Agency indices.
vii	The Lehman Brothers Mortgage-Backed Securities Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Corporation.

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Schedule of Investments (unaudited)	June 30, 2004

FACE AMOUNT	SECURITY	VALUE
U.S. TREASURY OBLIGATIONS — 1.7%
	U.S. Treasury Notes:
$3,900,000	3.250% due 1/15/09	$3,826,267
3,000,000	4.000% due 6/15/09†	3,026,604
1,500,000	4.250% due 8/15/13	1,464,728
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost — $8,301,819)	8,317,599
U.S. GOVERNMENT AGENCY OBLIGATIONS — 58.3%
4,600,000	Federal Home Loan Bank, 5.125% due 3/6/06 (a)	4,776,792
	Federal Home Loan Mortgage Corporation (FHLMC):
1,444,707	7.000% due 2/1/16 (b)	1,533,380
4,009,017	6.500% due 1/1/32 (b)	4,214,416
2,592,305	6.258% due 2/1/32 (c)	2,642,720
2,496,325	5.760% due 5/1/32 (c)	2,540,459
14,685,389	6.000% due 3/1/33 (a)(b)	15,128,157
	Gold:
20,750,000	5.000% due 7/15/34 (d)(e)	20,030,224
19,000,000	5.500% due 7/15/34 (d)(e)	18,916,875
10,000,000	6.000% due 7/15/34 (d)(e)	10,212,500
15,500,000	6.500% due 7/15/34 (d)(e)	16,153,914
	Federal National Mortgage Association (FNMA):
1,500,397	5.500% due 12/1/16 (b)	1,540,321
5,000,000	5.500% due 7/20/19 (d)(e)	5,114,060
10,000,000	6.000% due 7/20/19 (d)(e)	10,415,620
2,439,163	7.000% due 4/1/32 (b)	2,578,553
2,356,434	5.439% due 6/1/32 (c)	2,412,602
11,765,926	6.000% due 7/1/32 (b)†	12,132,739
10,928,315	6.500% due 12/1/32 (a)(b)	11,390,586
8,012,048	4.690% due 1/1/33 (a)(c)	8,101,144
4,481,587	4.707% due 2/1/33 (c)	4,550,078
5,522,182	4.895% due 2/1/33 (a)(c)	5,640,169
3,899,460	4.495% due 4/1/33 (c)	3,907,434
7,689,931	4.548% due 5/1/33 (a)(c)	7,783,327
3,429,762	4.342% due 6/1/33 (c)	3,450,579
40,000,000	5.500% due 7/15/34 (d)(e)	39,812,480
1,400,000	6.000% due 7/15/34 (d)(e)	1,429,313
11,500,000	7.000% due 7/15/34 (d)(e)	12,128,912
	Government National Mortgage Association (GNMA) Certificates:
5,128,579	7.000% due 11/15/31 (b)	5,454,888
1,450,885	7.500% due 2/15/32 (b)	1,564,997
12,206,290	6.500% due 10/15/32 (b)	12,774,084
7,776,946	6.000% due 11/15/32	7,987,952
6,700,000	GNMA Single Family 5.000% due 7/22/34 (d)(e)	6,492,715
	GNMA II Single Family:
7,500,000	5.000% due 7/22/34 (d)(e)	7,257,422
10,000,000	5.500% due 7/22/34 (d)(e)	9,973,438
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
	(Cost — $279,320,295)	280,042,850

See Notes to Financial Statements.

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Schedule of Investments (unaudited)	June 30, 2004

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 12.2%
$3,939,429	Bear Stearns Alternate-A Trust, Series 2003-4, Class 2A1,
	1.620% due 2/25/34 (c)	$3,941,755
	Countrywide Home Loans:
3,282,357	Series 2003-HYB1, Class 1A1, 3.814% due 5/19/33 (c)	3,265,223
4,679,468	Series 2003-J10, Class 1A2, 5.250% due 11/25/33	4,764,853
9,824,226	FHLMC Structured Pass-Through Securities, Series T-51, Class 1A,
	6.500% due 9/25/43 (a)	10,269,391
	FNMA Whole Loan:
12,500,000	Series 2003-W6, Class 1A31, 4.243% due 10/25/42 (a)	12,482,986
5,000,000	Series 2003-W12, Class 2A4, 3.350% due 6/25/43	4,726,133
1,965,408	Series 2003-W14, Class 1A1, 1.950% due 9/25/43	1,960,646
3,886,808	Series 2003-W15, Class 3A, 4.063% due 12/25/42 (c)	4,082,421
2,659,345	Series 2003-W19, Class 2A, 4.021% due 6/25/33 (c)	2,755,558
3,074,503	Renaissance Home Equity Loan Trust, Series 2003-3,
	Class A, 1.800% due 12/25/33 (c)	3,082,679
3,060,465	Structured Asset Investment Loan Trust, Series 2003-BC1,
	Class A2, 1.640% due 1/25/33 (c)	3,067,664
2,615,524	Structured Asset Securities Corp., Series 2003-31A,
	Class 2A3, 2.050% due 10/25/33 (c)	2,601,350
1,529,379	Washington Mutual Mortgage Pass-Through Certificates,
	Series 2003-AR5, Class A7, 4.210% due 6/25/33 (c)	1,531,687
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $59,454,765)	58,532,346
	SUB-TOTAL INVESTMENTS
	(Cost — $347,076,879)	346,892,795
REPURCHASE AGREEMENT (a) — 27.8%
133,868,000	Merrill Lynch & Co. Inc. dated 6/30/04, 1.400% due 7/1/04; Proceeds at maturity — $133,873,206; (Fully collateralized by U.S. Government Agency obligations, zero coupon to 6.320% due 7/28/04 to 6/30/28; Market value — $136,545,803) (Cost — $133,868,000)	133,868,000
	TOTAL INVESTMENTS — 100.0%
	(Cost — $480,944,879*)	$480,760,795
†	A portion of this security is held as collateral for open futures contracts.
(a)	All or a portion of this security is segregated for open futures contracts and/or to-be-announced (“TBA”) securities.
(b)	Maturity date shown represents the last in the range of maturity dates of mortgage certificates owned.
(c)	Variable rate security.
(d)	Security is issued on a TBA basis (See Note 5).
(e)	Security acquired under mortgage dollar roll agreement (See Note 7).
*	Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

6        Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	June 30, 2004

ASSETS:
Investments, at value (Cost — $347,076,879)	$346,892,795
Repurchase agreement, at value (Cost — $133,868,000)	133,868,000
Cash	791
Interest receivable	1,459,293
Receivable for variation margin	195,000
Receivable for Fund shares sold	166,663
Prepaid expenses	12,980

Total Assets	482,595,522

LIABILITIES:
Payable for securities purchased	156,492,808
Payable for Fund shares reacquired	201,715
Management fee payable	123,778
Distribution plan fees payable	49,066
Accrued expenses	448,063

Total Liabilities	157,315,430

Total Net Assets	$325,280,092

NET ASSETS:
Par value of capital shares	$246,292
Capital paid in excess of par value	330,847,375
Overdistributed net investment income	(62,540)
Accumulated net realized loss from investment transactions and futures contracts	(5,902,694)
Net unrealized appreciation of investments and futures contracts	151,659

Total Net Assets	$325,280,092

Shares Outstanding:
Class A	14,859,269

Class B	4,703,352

Class C	4,556,208

Class Y	510,365

Net Asset Value:
Class A (and redemption price)	$13.21

Class B *	$13.23

Class C *	$13.17

Class Y (and redemption price)	$13.22

Maximum Public Offering Price Per Share:
Class A (net asset value plus 4.71% of net asset value per share)	$13.83

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

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Statement of Operations (unaudited)

For the Six Months Ended June 30, 2004

INVESTMENT INCOME:
Interest	$7,343,749

EXPENSES:
Management fee (Note 2)	775,249
Distribution plan fees (Note 8)	714,522
Transfer agency services (Note 8)	214,494
Custody	25,204
Shareholder communications (Note 8)	25,023
Audit and legal	22,206
Registration fees	20,187
Directors’ fees	2,172
Other	5,576

Total Expenses	1,804,633

Net Investment Income	5,539,116

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 3 AND 6):
Realized Loss From:
Investment transactions	(190,117)
Futures contracts	(541,486)

Net Realized Loss	(731,603)

Change in Net Unrealized Appreciation of Investments and Futures Contracts:
Beginning of period	4,088,891
End of period	151,659

Decrease in Net Unrealized Appreciation	(3,937,232)

Net Loss on Investments and Futures Contracts	(4,668,835)

Increase in Net Assets From Operations	$870,281

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the Six Months Ended June 30, 2004 (unaudited) and the Year Ended December 31, 2003

	2004	2003
OPERATIONS:
Net investment income	$5,539,116	$10,581,576
Net realized gain (loss)	(731,603)	2,557,657
Decrease in net unrealized appreciation	(3,937,232)	(4,628,729)

Increase in Net Assets From Operations	870,281	8,510,504

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 9):
Net investment income	(5,381,306)	(13,879,797)
Capital	—	(720,460)

Decrease in Net Assets From Distributions to Shareholders	(5,381,306)	(14,600,257)

FUND SHARE TRANSACTIONS (NOTE 10):
Net proceeds from sale of shares	35,992,193	127,226,351
Net asset value of shares issued for reinvestment of dividends	4,176,823	11,226,208
Cost of shares reacquired	(72,331,884)	(137,592,154)

Increase (Decrease) in Net Assets From Fund Share Transactions	(32,162,868)	860,405

Decrease in Net Assets	(36,673,893)	(5,229,348)
NET ASSETS:
Beginning of period	361,953,985	367,183,333

End of period*	$325,280,092	$361,953,985

* Includes overdistributed net investment income of:	$(62,540)	$(220,350)

See Notes to Financial Statements.

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Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

The U.S. Government Securities Fund (“Fund”), a separate investment fund of the Smith Barney Funds, Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company consists of this Fund and two other separate investment funds: Large Cap Value Fund and Short-Term Investment Grade Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at amortized cost, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; (g) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

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Notes to Financial Statements (unaudited) (continued)

2.	Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager for the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% of the first $200 million of the Fund’s average daily net assets, and 0.40% of the Fund’s average daily net assets in excess of $200 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. For the six months ended June 30, 2004, the Fund paid transfer agent fees of $91,358 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

On February 2, 2004, initial sales charges on Class L shares were eliminated. On April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2004, CGM received sales charges of approximately $142,000 and $4,000 on sales of the Fund’s Class A and C shares, respectively. In addition, for the six months ended June 30, 2004, CDSCs paid to CGM were approximately:

	Class A	Class B	Class C
CDSCs	$5,000	$120,000	$8,000

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Notes to Financial Statements (unaudited) (continued)

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3.	Investments

During the six months ended June 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments and mortgage dollar rolls) were as follows:

Purchases	$33,725,316

Sales	26,159,429

At June 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,436,200
Gross unrealized depreciation	(2,620,284)

Net unrealized depreciation	$(184,084)

4.	Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5.	Securities Traded on a To-Be-Announced Basis

The Fund may trade securities, particularly U.S. Government Agency Obligations, on a “to-be-announced” (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At June 30, 2004, the Fund held TBA securities with a total cost of $157,871,821.

  12       Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.	Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At June 30, 2004, the Fund had the following open futures contracts:

	Number of Contracts	Expiration	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. 5 Year Treasury Note	270	9/04	$29,101,150	$29,345,625	$244,475
U.S. 5 Year Treasury Note	120	9/04	12,951,232	13,042,500	91,268

Net Unrealized Gain					$335,743

7.	Mortgage Dollar Rolls

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and the income from these investments, together with any additional income received on the sale, is included in investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase the securities may be limited.

13       Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

During the six months ended June 30, 2004, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $907,817,334. At June 30, 2004, the Fund had outstanding mortgage dollar rolls with a total cost of $157,871,821.

8.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended June 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$254,617	$249,855	$210,050

For the six months ended June 30, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$75,698	$20,112	$118,620	$64

For the six months ended June 30, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$7,423	$6,316	$10,647	$637

14       Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

9.	Distributions Paid to Shareholders by Class

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Class A
Net investment income	$3,433,752	$8,491,373
Capital	—	421,300

Total	$3,433,752	$8,912,673

Class B
Net investment income	$969,543	$2,578,253
Capital	—	147,263

Total	$969,543	$2,725,516

Class C
Net investment income	$852,658	$1,961,894
Capital	—	115,163

Total	$852,658	$2,077,057

Class Y
Net investment income	$125,353	$848,277
Capital	—	36,734

Total	$125,353	$885,011

10.	Capital Shares

At June 30, 2004, the Company had two billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights. Each class bears certain expenses specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

15       Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,667,645	$22,194,013	3,593,028	$48,423,570
Shares issued on reinvestment	193,910	2,584,298	490,432	6,592,966
Shares reacquired	(2,631,174)	(35,004,413)	(5,711,053)	(76,613,551)

Net Decrease	(769,619)	$(10,226,102)	(1,627,593)	$(21,597,015)

Class B
Shares sold	162,710	$2,176,027	1,832,511	$24,802,084
Shares issued on reinvestment	57,781	771,336	159,262	2,144,753
Shares reacquired	(805,712)	(10,758,302)	(2,229,753)	(29,955,385)

Net Decrease	(585,221)	$(7,810,939)	(237,980)	$(3,008,548)

Class C*
Shares sold	871,686	$11,617,915	2,578,198	$34,716,735
Shares issued on reinvestment	54,137	720,159	123,500	1,659,122
Shares reacquired	(945,982)	(12,623,610)	(2,214,597)	(29,703,236)

Net Increase (Decrease)	(20,159)	$(285,536)	487,101	$6,672,621

Class Y
Shares sold	314	$4,238	1,415,509	$19,283,962
Shares issued on reinvestment	7,571	101,030	61,638	829,367
Shares reacquired	(1,038,389)	(13,945,559)	(98,639)	(1,319,982)

Net Increase (Decrease)	(1,030,504)	$(13,840,291)	1,378,508	$18,793,347

*	As of April 29, 2004, Class L shares were renamed as Class C shares.

11.	Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub-transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its

16       Smith Barney Funds, Inc.       |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. On August 12, 2004, CAM paid the Fund $45,261, its allocable share of the amount described above through a waiver of its fees.

12.	Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

17       Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares	2004(1)(2)		2003(2)	2002(2)	2001(2)	2000(2)	1999(2)
Net Asset Value, Beginning of Period	$13.39		$13.58	$13.21	$13.09	$12.67	$13.41

Income (Loss) From Operations:
Net investment income(3)	0.23		0.40	0.56	0.67	0.78	0.75
Net realized and unrealized gain (loss)(3)	(0.18)		(0.07)	0.45	0.24	0.44	(0.78)

Total Income (Loss) From Operations	0.05		0.33	1.01	0.91	1.22	(0.03)

Less Distributions From:
Net investment income	(0.23)		(0.49)	(0.64)	(0.79)	(0.80)	(0.71)
Capital	—		(0.03)	—	—	—	—

Total Distributions	(0.23)		(0.52)	(0.64)	(0.79)	(0.80)	(0.71)

Net Asset Value, End of Period	$13.21		$13.39	$13.58	$13.21	$13.09	$12.67

Total Return	0.33	%‡	2.52%	7.78%	7.09%	9.93%	(0.24)%

Net Assets, End of Period (millions)	$196		$209	$234	$222	$225	$203

Ratios to Average Net Assets:
Expenses	0.84	%†	0.83%	0.84%	0.85%	0.85%	0.83%
Net investment income(3)	3.52	†	2.91	4.15	5.04	6.19	5.82

Portfolio Turnover Rate	7	%*	69%*	418%	284%	214%	193%

(1)	For the six months ended June 30, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.69, $0.22 and 5.16% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 249% and 427%, for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

18       Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares	2004(1)(2)		2003(2)	2002(2)	2001(2)	2000(2)	1999(2)
Net Asset Value, Beginning of Period	$13.41		$13.60	$13.23	$13.11	$12.69	$13.42
Income (Loss) From Operations:
Net investment income(3)	0.20		0.33	0.50	0.58	0.72	0.70
Net realized and unrealized gain (loss)(3)	(0.18)		(0.06)	0.44	0.26	0.43	(0.79)
Total Income (Loss) From Operations	0.02		0.27	0.94	0.84	1.15	(0.09)
Less Distributions From:
Net investment income	(0.20)		(0.43)	(0.57)	(0.72)	(0.73)	(0.64)
Capital	—		(0.03)	—	—	—	—
Total Distributions	(0.20)		(0.46)	(0.57)	(0.72)	(0.73)	(0.64)
Net Asset Value, End of Period	$13.23		$13.41	$13.60	$13.23	$13.11	$12.69
Total Return	0.11	%‡	2.04%	7.25%	6.55%	9.36%	(0.66)%
Net Assets, End of Period (millions)	$62		$71	$75	$45	$15	$14
Ratios to Average Net Assets:
Expenses	1.33	%†	1.31%	1.32%	1.34%	1.37%	1.33%
Net investment income(3)	3.02	†	2.42	3.68	4.32	5.69	5.34
Portfolio Turnover Rate	7	%*	69%*	418%	284%	214%	193%
(1)	For the six months ended June 30, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.59, $0.25 and 4.45% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 249% and 427%, for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

19       Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2004(2)(3)		2003(3)	2002(3)	2001(3)	2000(3)	1999(3)
Net Asset Value, Beginning of Period	$13.37		$13.58	$13.22	$13.10	$12.67	$13.40
Income (Loss) From Operations:
Net investment income(4)	0.18		0.30	0.48	0.59	0.72	0.70
Net realized and unrealized gain (loss)(4)	(0.19)		(0.06)	0.45	0.25	0.44	(0.79)
Total Income (Loss) From Operations	(0.01)		0.24	0.93	0.84	1.16	(0.09)
Less Distributions From:
Net investment income	(0.19)		(0.42)	(0.57)	(0.72)	(0.73)	(0.64)
Capital	—		(0.03)	—	—	—	—
Total Distributions	(0.19)		(0.45)	(0.57)	(0.72)	(0.73)	(0.64)
Net Asset Value, End of Period	$13.17		$13.37	$13.58	$13.22	$13.10	$12.67
Total Return	(0.09	)%‡	1.83%	7.17%	6.56%	9.45%	(0.67)%
Net Assets, End of Period (millions)	$60		$61	$56	$31	$15	$14
Ratios to Average Net Assets:
Expenses	1.63	%†	1.51%	1.43%	1.32%	1.32%	1.29%
Net investment income(4)	2.72	†	2.24	3.58	4.44	5.73	5.38
Portfolio Turnover Rate	7	%*	69%*	418%	284%	214%	193%
(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	For the six months ended June 30, 2004 (unaudited).
(3)	Per share amounts have been calculated using the monthly average shares method.
(4)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.61, $0.23 and 4.57% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 249% and 427%, for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

20       Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares	2004(1)(2)		2003(2)	2002(2)	2001(2)	2000(2)	1999(2)
Net Asset Value, Beginning of Period	$13.41		$13.59	$13.22	$13.10	$12.68	$13.42
Income (Loss) From Operations:
Net investment income(3)	0.20		0.44	0.60	0.70	0.83	0.79
Net realized and unrealized gain (loss)(3)	(0.14)		(0.05)	0.44	0.25	0.43	(0.78)
Total Income From Operations	0.06		0.39	1.04	0.95	1.26	0.01
Less Distributions From:
Net investment income	(0.25)		(0.54)	(0.67)	(0.83)	(0.84)	(0.75)
Capital	—		(0.03)	—	—	—	—
Total Distributions	(0.25)		(0.57)	(0.67)	(0.83)	(0.84)	(0.75)
Net Asset Value, End of Period	$13.22		$13.41	$13.59	$13.22	$13.10	$12.68
Total Return	0.43	%‡	2.91%	8.06%	7.41%	10.29%	0.08%
Net Assets, End of Period (millions)	$7		$21	$2	$2	$2	$2
Ratios to Average Net Assets:
Expenses	0.52	%†	0.48%	0.54%	0.55%	0.56%	0.54%
Net investment income(3)	3.53	†	3.27	4.47	5.29	6.49	6.10
Portfolio Turnover Rate	7	%*	69%*	418%	284%	214%	193%
(1)	For the six months ended June 30, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.72, $0.23 and 5.41% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 249% and 427%, for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

21       Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

SMITH BARNEY

FUNDS, INC.

DIRECTORS

Lee Abraham

Allan J. Bloostein

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA

Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President
and Chief Administrative
Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Mark Lindbloom

Vice President and

Investment Officer

Francis Mustaro

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money
Laundering Compliance
Officer and Chief
Compliance Officer

OFFICERS (continued)

Kaprel Ozsolak
Controller

Robert I. Frenkel

Secretary and Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Funds, Inc.

U.S. Government

Securities Fund

The Fund is a separate investment fund of the Smith Barney Funds, Inc., a Maryland corporation.

Beginning August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010 and (2) on the SEC’s web site at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC’s web site at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. — U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

U.S. GOVERNMENT SECURITIES FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD00631 8/04	04-7041

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Funds, Inc.

Date:	September 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Smith Barney Funds, Inc.

Date:	September 8, 2004

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of Smith Barney Funds, Inc.

Date:	September 8, 2004